JPMORGAN FUNDS

PROSPECTUS MARCH 1 2004

JPMORGAN SPECIALTY FUNDS

CLASS A AND CLASS B SHARES

GLOBAL 50 FUND (CLASS A)
GLOBAL HEALTHCARE FUND (CLASS A)

MARKET NEUTRAL FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Global 50 Fund                                                 1

Global Healthcare Fund                                         7

Market Neutral Fund                                           14

The Funds' Management and Administration                      20

How Your Account Works                                        21

   Know Which Classes to Buy                                  21

   About Sales Charges                                        21

   Buying Fund Shares                                         23

   Selling Fund Shares                                        24

   Exchanging Fund Shares                                     25

   Other Information Concerning The Funds                     26

   Distributions and Taxes                                    26

Shareholder Services                                          28

Risk and Reward Elements                                      29

Financial Highlights                                          36

How To Reach Us                                       BACK COVER

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 29-34.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately 50 equity securities of primarily large- and mid-cap companies located throughout the world. Using its global perspective, the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund invests in equity securities of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

Athough under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify the research team's findings.

Using research as the basis for investment decisions, the adviser constructs a concentrated stock portfolio representing equity securities of companies which in its view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

                                                         PROSPECTUS MARCH 1 2004

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) World Index, a broad-based securities market index, and the Lipper Global Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999      45.36%
2000     -14.35%
2001     -20.32%
2002     -27.10%
2003      30.79%

BEST QUARTER 4th Quarter, 1999     24.48%
-----------------------------------------
WORST QUARTER 3rd Quarter, 2002   -21.12%

* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Returns for 2002 and beyond in the bar chart reflect the performance of the Class A Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1),(2)

                                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  23.32          (2.29)          (2.37)

Return After Taxes on Distributions                                  23.32          (3.05)          (3.05)

Return After Taxes on Distributions and Sale of Fund Shares          15.16          (2.26)          (2.29)
---------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               33.11          (0.77)           0.87
---------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)               32.03           4.38            4.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) See footnote on previous page.

(2) The Fund commenced operations on 5/29/98.

(3) Performance for the indexes is as of 5/31/98. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                    5.75
---------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                    NONE**

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

                                                                                           CLASS A SHARES
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                      1.25

DISTRIBUTION (RULE 12b-1) FEES                                                                       0.25

SHAREHOLDER SERVICE FEE                                                                              0.25

OTHER EXPENSES(1)                                                                                   47.45
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                     49.20

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                          (47.45)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.75

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year, and

- net expenses for Class A of 1.75% through 2/28/05 and 2.75% thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                   1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                   743               1,290               1,862                 3,409

* Assumes sales charge is deducted when shares are purchased.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 29-34.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1),(2)

2001      -13.48%
2002      -12.57%(2)
2003       19.34%(2)

BEST QUARTER 2nd Quarter, 2003    12.80%
----------------------------------------
WORST QUARTER 1st Quarter, 2001  -15.73%

* The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 10/31.

(2) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1)

                                                                   PAST 1 YEAR    LIFE OF FUND(3)
------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes(2)                                                    12.44            (2.70)

Return After Taxes on Distributions(2)                                    12.44            (3.00)

Return After Taxes on Distributions and Sale of Fund Shares(2)             8.09            (2.47)
------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(4)                    19.50            (2.50)
------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(4)                    30.55            (4.17)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) See footnote on previous page.

(2) See footnote on previous page.

(3) The Fund commenced operations on 9/29/00.

(4) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                  CLASS A SHARES
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                           5.75
------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                           NONE**

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

                                                                                  CLASS A SHARES
------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                             1.25

DISTRIBUTION (RULE 12b-1) FEES                                                              0.25

SHAREHOLDER SERVICE FEES                                                                    0.25

OTHER EXPENSES(1)                                                                          21.53
------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            23.28

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                 (21.53)
------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                             1.75

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses for Class A of 1.75% through 2/28/05 and 2.75% thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS        10 YEARS
---------------------------------------------------------------------------------
CLASS A SHARES* ($)               743         1,290         1,862           3,409

*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 29-34.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

 -  catalysts that could trigger a rise in a stock's price

 -  impact on the overall risk of the portfolio relative to the benchmark

 -  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK

- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-   ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury-Bill Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999      -0.05%
2000       8.38%
2001       7.43%
2002      -3.67%
2003       1.14%

BEST QUARTER 2nd Quarter, 2001      4.63%
-----------------------------------------
WORST QUARTER 4th Quarter, 1999     -3.64%

* The Fund's performance in the table for the period before Class A and Class B Shares were launched on 2/28/02 and the Fund's performance in the bar chart prior to 1/1/03 are based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares. Returns for 2003 in the bar chart reflect the performance of Class A Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003*,(1), (2)

                                                              PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  (4.65)           1.30            1.18

Return After Taxes on Distributions                                  (4.65)          (0.05)          (0.17)

Return After Taxes on Distributions and Sale of Fund Shares          (3.02)           0.27            0.17
----------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                  (4.43)           1.97            1.86
----------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY-BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                1.15            3.66            3.66

The after-tax returns are shown for only the Class A Shares, and not the Class B Shares, and after-tax returns for Class B Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) See footnote on previous page.

(2) The Fund commenced operations on 12/31/98.

(3) Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   CLASS A SHARES      CLASS B SHARES
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             5.75               NONE
-----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**             5.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                                    CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                                1.50               1.50

DISTRIBUTION (RULE 12b-1) FEE                                                 0.25               0.75

SHAREHOLDER SERVICE FEE                                                       0.25               0.25

OTHER EXPENSES(1)                                                             9.93               9.96
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              11.93              12.46

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (10.43)            (10.46)
-----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                               1.50               2.00

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses for Classes A and B of 1.50% and 2.00%, respectively, through 2/28/05 and 2.50% and 3.00%, respectively, thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          719               1,219               1,744               3,177
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         703               1,133               1,689               3,130***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR             3 YEARS             5 YEARS            10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                           203                 833               1,489               3,130***

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund, Global Healthcare Fund and Market Neutral Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:

 FUND                                                 %
---------------------------------------------------------
 GLOBAL 50 FUND                                    0.16
---------------------------------------------------------
 GLOBAL HEALTHCARE FUND                            0.03
---------------------------------------------------------
 MARKET NEUTRAL FUND                               0.15
---------------------------------------------------------

THE PORTFOLIO MANAGERS

GLOBAL 50 FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984.

GLOBAL HEALTHCARE FUND

The portfolio is managed by Georgina Perceval Maxwell, a portfolio manager in the Global Equity Group in London. Ms. Maxwell joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian Markets.

MARKET NEUTRAL FUND

The portfolio management team is comprised of Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM and Terance Chen, CFA, Vice President of JPMIM.

Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the applicable Funds held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all Funds and Class B Shares of the Market Neutral Fund. Each class may have different requirements for who may invest and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B Shares of the Market Neutral Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                                                      SALES
                                                                     CHARGE
                                                                  REALLOWED
                                                                 TO DEALERS
                                       AS % OF THE        AS %      AS % OF
                                          OFFERING      OF NET     OFFERING
AMOUNT OF                                    PRICE      AMOUNT        PRICE
INVESTMENT                               PER SHARE    INVESTED    PER SHARE
---------------------------------------------------------------------------
LESS THAN $100,000                            5.75        6.10         5.00
---------------------------------------------------------------------------
$100,000 BUT UNDER $250,000                   3.75        3.90         3.25
---------------------------------------------------------------------------
$250,000 BUT UNDER $500,000                   2.50        2.56         2.25
---------------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                 2.00        2.04         1.75
---------------------------------------------------------------------------
$1 MILLION OR MORE                            NONE        NONE    SEE BELOW*

* There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. Any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative).

STATEMENT OF INTENTION

You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for purposes of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT

To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the Funds. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT

To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES

You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and you are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER

You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS

When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                    DEFERRED
 YEAR                           SALES CHARGE
--------------------------------------------
 1                                        5%
-------------------------------------------
 2                                        4%
-------------------------------------------
 3                                        3%
-------------------------------------------
 4                                        3%
-------------------------------------------
 5                                        2%
-------------------------------------------
 6                                        1%
-------------------------------------------
 7                                     NONE
-------------------------------------------
 8                                     NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

RULE 12b-1 DISTRIBUTION PLANS

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS

                                    INITIAL    ADDITIONAL
TYPE OF ACCOUNT                  INVESTMENT   INVESTMENTS
---------------------------------------------------------
REGULAR ACCOUNT                    $  2,500        $  100
---------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)      $  1,000        $  100
---------------------------------------------------------
IRAs                               $  1,000        $  100
---------------------------------------------------------
SEP-IRAs                           $  1,000        $  100
---------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNTS                   $    500        $  100

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

ABUSIVE TRADING

The Global 50 Fund, Global Healthcare Fund and Market Neutral Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any losses or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

The Global 50 Fund and Global Healthcare Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semi-annually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
MARKET CONDITIONS

- Each Fund's share price and performance      - Stocks have generally outperformed    - Under normal circumstances each Fund plans
  will fluctuate in response to stock market     more stable investments (such as        to remain fully invested in accordance
  movements                                      bonds and cash equivalents) over the    with its policies. Equity investments may
                                                 long-term                               include common stocks, convertible
                                                                                         securities, preferred stocks, depositary
- The Global Healthcare Fund is                - These same stocks could outperform      receipts (such as ADRs and EDRs), trust or
  non-diversified which means that a             the general market and provide          partnership interests, warrants, rights
  relatively high percentage of the Fund's       greater returns than more               and investment company securities. Each
  assets may be invested in a limited number     diversified funds                       Fund may invest uninvested cash in
  of issuers; therefore, its performance may                                             affiliated money market funds
  be more vulnerable to changes in the market
  value of a single issuer or a group of                                               - Each Fund seeks to limit risk and enhance
  issuers                                                                                performance through active management
                                                                                         and/or diversification
- The Global 50 Fund and the Global
  Healthcare Fund invest in a relatively                                               - During severe market downturns, each Fund
  small number of stocks. If these stocks                                                has the option of investing up to 100% of
  underperform the general market, the Fund                                              its assets in high quality short-term
  could underperform more diversified funds                                              instruments

- Adverse market conditions may from time to time cause each Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder each Fund from achieving its investment objective

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could       - Favorable exchange rate movements     - Each Fund actively manages the currency
  reduce gains or create losses                  could generate gains or reduce          exposure of its foreign investments
                                                 losses                                  relative to its benchmark and may hedge
- A Fund could lose money because of foreign                                             back into the U.S. dollar from time to
  government actions, political instability    - Foreign investments, which represent    time (see also "Derivatives"); these
  or lack of adequate and accurate               a major portion of the world's          currency management techniques may not be
  information                                    securities, offer attractive            available for certain emerging markets
                                                 potential performance and               investments
- Currency and investment risks tend to be       opportunities for diversification
  higher in emerging markets; these markets                                            - The Market Neutral Fund anticipates that
  also present higher liquidity and valuation  - Emerging markets can offer higher       its total foreign investments will not
  risks                                          returns                                 exceed 20% of its assets

MANAGEMENT CHOICES

- A Fund could underperform its benchmark due  - A Fund could outperform its           - The adviser focuses its active management
  to its securities and asset allocation         benchmark due to these same choices     on those areas where it believes its
  choices                                                                                commitment to research can most enhance
                                                                                         returns and manage risks in a consistent
                                                                                         way

RISK AND REWARD ELEMENTS

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

- When each Fund lends a security, there is a  - Each Fund may enhance income through  - The adviser maintains a list of approved
  risk that the loaned securities may not be     the investment of the collateral        borrowers
  returned if the borrower or the lending        received from the borrower
  agent defaults                                                                       - Each Fund receives collateral equal to at
                                                                                         least 100% of the current value of the
- The collateral will be subject to the risks                                            securities loaned plus accrued interest
  of the securities in which it is invested
                                                                                       - The lending agents indemnify the Funds
                                                                                         against borrower default

                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize
                                                                                         losses

                                                                                       - Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

DERIVATIVES
- Derivatives such as futures, options, swaps  - Hedges that correlate well with       - Each Fund uses derivatives, such as
  and forward foreign currency contracts(1)      underlying positions can reduce or      futures, options, swaps and forward
  that are used for hedging the portfolio or     eliminate losses at low cost            foreign currency contracts, for hedging
  specific securities may not fully offset                                               and for risk management (i.e., to
  the underlying positions and this could      - A Fund could make money and protect     establish or adjust exposure to particular
  result in losses to a Fund that would not      against losses if management's          securities, markets or currencies); risk
  have otherwise occurred                        analysis proves correct                 management may include management of the
                                                                                         Fund's exposure relative to its benchmark
- Derivatives used for risk management may     - Derivatives that involve leverage
  not have the intended effects and may          could generate substantial gains at   - Each Fund only establishes hedges that it
  result in losses or missed opportunities       low cost                                expects will be highly correlated with
                                                                                         underlying positions
- The counterparty to a derivatives contract
  could default                                                                        - While each Fund may use derivatives that
                                                                                         incidentally involve leverage, it does not
- Derivatives that involve leverage could                                                use them for the specific purpose of
  magnify losses                                                                         leveraging its portfolios

- Certain types of derivatives involve costs to a Fund which can reduce returns

- Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund's assets and defer recognition of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

RISK AND REWARD ELEMENTS

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing      - These holdings may offer more         - No Fund may invest more than 15% of net
  these holdings precisely                       attractive yields or potential          assets in illiquid holdings
                                                 growth than comparable widely traded
- Each Fund could be unable to sell these        securities                            - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                  redemptions, each Fund may hold high
                                                                                         quality short-term instruments (including
                                                                                         repurchase agreements) and, for temporary
                                                                                         or extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before issue or  - A Fund can take advantage of          - The Fund segregates liquid assets to
  for delayed delivery, it could be exposed      attractive transaction opportunities    offset leverage risks
  to leverage risk if it does not segregate
  liquid assets

SHORT-TERM TRADING

- Increased trading could raise each Fund's    - Each Fund could realize gains in a    - The Funds generally avoid short-term
  transaction costs                              short period of time                    trading, except to take advantage of
                                                                                         attractive or unexpected opportunities or
- Increased short-term capital gains           - Each Fund could protect against         to meet demands generated by shareholder
  distributions could raise shareholders'        losses if a stock is overvalued and     activity
  income tax liability                           its value later falls

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD

SHORT SELLING - MARKET NEUTRAL
FUND
- Short sales may not have the intended        - The Fund could make money and         - The Fund will not engage in short selling
  effects and may result in losses               protect against losses if               if the total market value of all
                                                 management's analysis proves correct    securities sold short would exceed 100% of
- The Fund may not be able to close out a                                                the Fund's net assets
  short position at a particular time or at    - Short selling may allow the Fund to
  an acceptable price                            generate positive returns in          - The Fund sets aside liquid assets in
                                                 declining markets                       segregated or broker accounts to cover
- The Fund may not be able to borrow certain                                             short positions and offset a portion of
  securities to sell short, resulting in                                                 the leverage risk
  missed opportunities
                                                                                       - The Fund makes short sales through brokers
- Segregated accounts with respect to short                                              that the adviser has determined to be
  sales may limit the Fund's investment                                                  highly creditworthy
  flexibility

- Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale

- If the SEC staff changes its current policy of permitting brokers executing the Fund's short sales to hold proceeds of such short sales, the cost of such transactions would increase significantly and the Fund may be required to cease operations or change its investment objective

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES

                                                              PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
MARKET NEUTRAL FUND

Year Ended 10/31/03               $ 13.99        (0.09)^         0.23        0.14         0.03           0.09           0.12
----------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02        $ 14.64        (0.02)^        (0.62)      (0.64)        0.01             --           0.01
----------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering of share class.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   -----------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                 ---------------------------------------
                                                                                        NET             NET
                                                                   NET ASSETS,     EXPENSES        EXPENSES          NET
                                 NET ASSET                              END OF   (INCLUDING      (EXCLUDING   INVESTMENT
                                VALUE, END        TOTAL                 PERIOD     DIVIDEND        DIVIDEND       INCOME
                                 OF PERIOD       RETURN (1)(b)     (THOUSANDS)    EXPENSES)       EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/03                $ 14.01         0.97%                $  220        3.34%           1.50%      (0.67%)
-------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02         $ 13.99        (4.38%)               $   62        3.29%           1.50%      (0.21%)
-------------------------------------------------------------------------------------------------------------------------

                                              RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS: #
                                ----------------------------------------------
                                            EXPENSES
                                     WITHOUT WAIVERS,        NET INVESTMENT
                                       REIMBURSEMENTS         INCOME (LOSS)
                                 AND EARNINGS CREDITS     WITHOUT WAIVERS,     PORTFOLIO
                                  (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                            EXPENSES)  AND EARNINGS CREDITS     RATE (b)
MARKET NEUTRAL FUND

Year Ended 10/31/03                            11.93%              (9.26%)        114%
----------------------------------------------------------------------------------------
2/28/02** Through 10/31/02                     28.80%!            (25.72%)!       138%
----------------------------------------------------------------------------------------

                                                                PER SHARE OPERATING PERFORMANCE:
                            -------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                       -------------------------------------  ----------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES               DIVIDENDS
                               VALUE,  INVESTMENT           BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS                     CAPITAL
                            BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL        SHARE
                            OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS TRANSACTIONS
GLOBAL 50 FUND
Year Ended 10/31/03         $    9.37       (0.03)^         2.22        2.19        0.06             --           0.06         --
Year Ended 10/31/02         $   12.01       (0.03)^        (2.56)      (2.59)       0.05             --           0.05         --
4/16/01** Through 10/31/01  $   14.09       (0.01)^        (2.07)      (2.08)         --             --             --         --

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03         $   12.27       (0.05)^         1.17        1.12        0.26             --           0.26         --
Year Ended 10/31/02         $   13.79       (0.10)^        (2.44)      (2.54)       0.06             --           0.06       1.08^^
4/16/01** Through 10/31/01  $   13.64       (0.05)^         0.20        0.15          --             --             --         --

**   Commencement of offering of share class.
 ^   Calculated based upon average shares outstanding.
^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.
     Total return would be approximately (17.77%) exclusive of such transaction.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
 #   Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                            PER SHARE OPERATING PERFORMANCE:            RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------   -------------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS: #
                                                                            -------------------------------
                                                               NET ASSETS,                             NET
                             NET ASSET                              END OF                      INVESTMENT
                            VALUE, END       TOTAL                  PERIOD            NET           INCOME
                             OF PERIOD      RETURN (1)(b)      (THOUSANDS)       EXPENSES           (LOSS)
GLOBAL 50 FUND
Year Ended 10/31/03         $    11.50       23.48%            $        62           1.75%         (0.27%)
Year Ended 10/31/02         $     9.37      (21.68%)           $        25           1.75%         (0.30%)
4/16/01** Through 10/31/01  $    12.01      (14.76%)           $        19           1.73%         (0.19%)


GLOBAL HEALTHCARE FUND
Year Ended 10/31/03         $   13.13         9.29%            $       138           1.75%         (0.41%)
Year Ended 10/31/02         $   12.27       (10.63%)^^         $       112           1.75%         (0.72%)
4/16/01** Through 10/31/01  $   13.79         1.10%            $        59           1.74%         (0.72%)

                                             RATIOS/SUPPLEMENTAL DATA:
                            --------------------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                            -------------------------------------------
                                                         NET INVESTMENT
                                        EXPENSES          INCOME (LOSS)
                                WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                                  REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                            AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (b)
GLOBAL 50 FUND
Year Ended 10/31/03                        49.20%!               (47.72%)!        91%
Year Ended 10/31/02                        57.70%!               (56.25%)!       147%
4/16/01** Through 10/31/01                 74.08%!               (72.54%)!       126%

GLOBAL HEALTHCARE FUND
Year Ended 10/31/03                        23.28%!               (21.94%)!        56%
Year Ended 10/31/02                        36.66%!               (35.63%)!        56%
4/16/01** Through 10/31/01                 34.18%!               (33.16%)!        57%

CLASS B SHARES

                                                                                  PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
MARKET NEUTRAL FUND
Year Ended 10/31/03               $ 13.95        (0.16)^         0.23        0.07         0.02           0.09           0.11
----------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02        $ 14.64        (0.05)^        (0.64)      (0.69)          --+            --             --
----------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering of share class.
 ^   Calculated based upon average shares outstanding.
 +   Amount is less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                 PER SHARE OPERATING PERFORMANCE:                             RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------  --------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                                                 -------------------------------------------
                                                                                            NET             NET
                                                                    NET ASSETS,        EXPENSES        EXPENSES          NET
                                 NET ASSET                               END OF      (INCLUDING      (EXCLUDING   INVESTMENT
                                VALUE, END          TOTAL                PERIOD        DIVIDEND        DIVIDEND       INCOME
                                 OF PERIOD         RETURN (1)(b)    (THOUSANDS)       EXPENSES)       EXPENSES)       (LOSS)
MARKET NEUTRAL FUND

Year Ended 10/31/03                $ 13.91             0.48%              $ 200           3.84%           2.00%      (1.19%)
---------------------------------------------------------------------------------------------------------------------------
2/28/02** Through 10/31/02         $ 13.95            (4.69%)             $  86           3.79%           2.00%      (0.57%)
---------------------------------------------------------------------------------------------------------------------------

                                          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                -------------------------------------------
                                             EXPENSES
                                     WITHOUT WAIVERS,        NET INVESTMENT
                                       REIMBURSEMENTS         INCOME (LOSS)
                                 AND EARNINGS CREDITS      WITHOUT WAIVERS,    PORTFOLIO
                                  (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                            EXPENSES)  AND EARNINGS CREDITS         RATE (b)
MARKET NEUTRAL FUND

Year Ended 10/31/03                            12.46%              (9.81%)        114%
-------------------------------------------------------------------------------------
2/28/02** Through 10/31/02                     27.44%!            (24.22%)!       138%
-------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL:publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File No. is 811-07795.

(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-SPECABC-304

JPMORGAN FUNDS


PROSPECTUS MARCH 1 2004

[GRAPHIC]

JPMORGAN SPECIALTY FUNDS

INSTITUTIONAL CLASS SHARES

MARKET NEUTRAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS

Market Neutral Fund                                              1

The Fund's Management and Administration                         7

How Your Account Works                                           8

    Buying Fund Shares                                           8

    Selling Fund Shares                                          9

    Exchanging Fund Shares                                       9

    Other Information Concerning the Fund                       10

    Distributions and Taxes                                     10

Risk and Reward Elements                                        12

Financial Highlights                                            18

How To Reach Us                                         BACK COVER

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 12-16.

THE FUND'S OBJECTIVE

The Fund seeks is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of their investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.


FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management, Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999                           -0.05%
2000                            8.38%
2001                            7.43%
2002                           -3.67%
2003                            1.43%

BEST QUARTER 2nd quarter, 2001                        4.63%

WORST QUARTER 4th quarter, 1999                      -3.04%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003(1)

                                                                 PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND(1)
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    1.43             2.60               2.49

Return After Taxes on Distributions                                    1.43             1.23               1.12

Return After Taxes on Distributions and Sale of Fund Shares            0.93             1.37               1.27
---------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX,
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(2)                 1.15             3.66               3.66

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/31/98.

(2)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                                1.50
DISTRIBUTION (RULE 12b-1) FEES                                                 NONE
SHAREHOLDER SERVICE FEES                                                       0.10
OTHER EXPENSES(1)                                                              3.14
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                4.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                     (3.74)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                                                                1.00

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses of 1.00% through 2/28/05 and 2.00% thereafter through 2/28/14.

This example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 102        531        985       2,247

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers) of 0.15% as a percentage of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is comprised of Timothy J. Devlin, Vice President of JPMIM, Nanette Buziak, Vice President of JPMIM and Terance Chen, CFA, Vice President of JPMIM.

Mr. Devlin is a portfolio manager in the U.S. Equity Group with 15 years of industry experience. A JPMIM employee since 1996, Mr. Devlin is responsible for product management and client servicing across the U.S. equity strategies. Ms. Buziak is a portfolio manager in the U.S. Equity Group with 7 years of industry experience. A JPMIM employee since 1997, Ms. Buziak is responsible for the daily implementation and management of structured equity strategies. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at its market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at its fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your financial service firm or the JPMorgan Institutional Funds Service Center accepts your order.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Funds Service Center. Shares are available on any business day the NYSE is open. Your financial service firm or the JPMorgan Funds Service Center must accept your order by the close of regular trading on the NYSE, in order for us to process your order at that day's price. If you buy through a financial service firm and not directly from the JPMorgan Funds Service Center, the financial service firm could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Funds Service Center at 1-800-348-4782

or
Complete an application form
and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM

Tell your financial service firm you want to sell your shares. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING

The Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Fund or its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of the Fund or exchanges between the Fund and other funds that indicates market timing or abusive trading. There are limitations on the ability of the Fund and its administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Fund's and its administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by telephone. If someone trades on your account by telephone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any losses or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

-  The Fund's share price and               -  Stocks have generally outperformed      -  Under normal circumstances the Fund
   performance will fluctuate in               more stable investments (such as           plans to remain fully invested, in
   response to stock market movements          bonds and cash equivalents) over the       accordance with its policies.
                                               long-term
-  Adverse market conditions may from                                                  -  The Fund seeks to limit risk and
   time to time cause the Fund to take                                                    enhance performance through active
   temporary defensive positions that                                                     management and/or diversification
   are inconsistent with its principal
   investment strategies and may hinder                                                -  During severe market downturns, the
   the Fund from achieving its                                                            Fund has the option of investing up
   investment objective                                                                   to 100% of its assets in high quality
                                                                                          short-term instruments

FOREIGN INVESTMENTS

-  Currency exchange rate movements         -  Favorable exchange rate movements       -  The Fund actively manages the
   could reduce gains or create losses         could generate gains or reduce losses      currency exposure of its foreign
                                                                                          investments relative to its benchmark
-  The Fund could lose money because of     -  Foreign investments, which represent       and may hedge back into the U.S.
   foreign government actions, political       a major portion of the world's             dollar from time to time (see also
   instability or lack of adequate and         securities, offer attractive               "Derivatives"); these currency
   accurate information                        potential performance and                  management techniques may not be
                                               opportunities for diversification          available for certain emerging
                                                                                          markets investments

                                                                                       -  The Fund anticipates that its total
                                                                                          foreign investments will not exceed
                                                                                          20% of its total assets

MANAGEMENT CHOICES

-  The Fund could underperform its          -  The Fund could outperform its           -  The adviser focuses its active
   benchmark due to its securities and         benchmark due to these same choices        management on those areas, where it
   asset allocation choices                                                               believes its commitment to research
                                                                                          can most enhance returns and manage
                                                                                          risks in a consistent way

RISK AND REWARD ELEMENTS

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there    -  The Fund may enhance income through     -  The adviser maintains a list of
   is a risk that the loaned securities        the investment of the collateral           approved borrowers
   may not be returned if the borrower         received from the borrower
   or the lending agent defaults                                                       -  The Fund receives collateral equal to
                                                                                          at least 100% of the current value of
-  The collateral will be subject to the                                                  the securities loaned plus accrued
   risks of the securities in which it                                                    interest
   is invested
                                                                                       -  The lending agents indemnify the Fund
                                                                                          against borrower default

                                                                                       -  The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment to
                                                                                          minimize losses

                                                                                       -  Upon recall, the borrower must return
                                                                                          the securities loaned within the
                                                                                          normal settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with         -  The Fund uses derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce or         futures, options, swaps and forward
   contracts1 that are used for hedging        eliminate losses at low cost               foreign currency contracts, for
   the portfolio or specific securities                                                   hedging and for risk management
   may not fully offset the underlying      -  The Fund could make money and protect      (i.e., to establish or adjust
   positions and this could result in          against losses if the management's         exposure to particular securities,
   losses to the Fund that would not           analysis proves correct                    markets or currencies); risk
   have otherwise occurred                                                                management may include management of
                                            -  Derivatives that involve leverage          the Fund's exposure relative to its
-  Derivatives used for risk management        could generate substantial gains at        benchmark
   may not have the intended effects and       low cost
   may result in losses or missed                                                      -  The Fund only establishes hedges that
   opportunities                                                                          it expects will be highly correlated
                                                                                          with underlying positions
-  The counterparty to a derivatives
   contract could default                                                              -  While the Fund may use derivatives
                                                                                          that incidentally involve leverage,
-  Derivatives that involve leverage                                                      it does not use them for the specific
   could magnify losses                                                                   purpose of leveraging its portfolios

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

RISK AND REWARD ELEMENTS

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have difficulty           -  These holdings may offer more           -  The Fund may not invest more than 15%
   valuing these holdings precisely            attractive yields or potential growth      of net assets in illiquid holdings
                                               than comparable widely traded
-  The Fund could be unable to sell            securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                    meet redemptions, the Fund may hold
   desired                                                                                high quality short-term instruments
                                                                                          (including repurchase agreements and
                                                                                          reverse repurchase agreements) for
                                                                                          temporary or extraordinary and,
                                                                                          purposes, may borrow from banks up to
                                                                                          331/3% of the value of its total
                                                                                          assets

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When the Fund buys securities before     -  The Fund can take advantage of          -  The Fund segregates liquid assets to
   issue or for delayed delivery, it           attractive transaction opportunities       offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise the        -  The Fund could realize gains in a       -  The Fund generally avoids short-term
   Fund's transaction costs                    short period of time                       trading, except to take advantage of
                                                                                          attractive or unexpected
-  Increased short-term capital gains       -  The Fund could protect against losses      opportunities or to meet demands
   distributions could raise                   if a stock is overvalued and its           generated by shareholder activity
   shareholders' income tax liability          value later falls

SHORT SELLING

-  Short sales may not have the intended    - The Fund could make money and protect    -  The Fund will not engage in short
   effects and may result in losses           against losses if management's              selling if the total market value of
                                              analysis proves correct                     all securities sold short would
-  The Fund may not be able to close out                                                  exceed 100% of the Fund's net assets
   a short position at a particular time    - Short selling may allow the Fund to
   or at an acceptable price                  generate positive returns in declining   -  The Fund sets aside liquid assets in
                                              markets                                     segregated or broker accounts to
-  The Fund may not be able to borrow                                                     cover short positions and offset a
   certain securities to sell short,                                                      portion of the leverage risk
   resulting in missed opportunities
                                                                                       -  The Fund makes short sales through
-  Segregated accounts with respect to                                                    brokers that the adviser has
   short sales may limit the Fund's                                                       determined to be highly creditworthy
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain the
   proceeds, have no cap on maximum
   losses and gains are limited to the
   price of the stock at the time of the
   short sale

-  If the SEC staff changes its current
   policy of permitting brokers
   executing the Fund's short sales to
   hold proceeds of such short sales,
   the cost of such transactions would
   increase significantly and the Fund
   may be required to cease operations
   or change its investment objective

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                 PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            -------------------------------------   ----------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND
Year Ended 10/31/03              $ 14.00        (0.05)^         0.24        0.19         0.03           0.09           0.12
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02              $ 15.01         0.04^         (0.62)      (0.58)        0.17           0.26           0.43
---------------------------------------------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^        $ 15.16         0.14^          0.12        0.26         0.20           0.21           0.41
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/01               $ 14.02         0.54           1.19        1.73         0.59             --           0.59
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00               $ 15.16         0.60          (0.75)      (0.15)        0.48           0.51           0.99
---------------------------------------------------------------------------------------------------------------------------
12/31/98* Through 5/31/99        $ 15.00         0.13           0.07        0.20         0.04             --           0.04
---------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 ^  Calculated based upon average shares outstanding.
^^  The Fund changed its fiscal year end from May 31 to October 31.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:               RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------   -----------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                                                  --------------------------------------

                                                                                       NET             NET
                                                                   NET ASSETS,    EXPENSES        EXPENSES         NET
                                  NET ASSET                             END OF  (INCLUDING      (EXCLUDING  INVESTMENT
                                 VALUE, END      TOTAL                  PERIOD    DIVIDEND        DIVIDEND      INCOME
                                  OF PERIOD    RETURN(b)            (THOUSANDS)   EXPENSES)      EXPENSES)      (LOSS)
------------------------------------------------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Year Ended 10/31/03                  $ 14.07       1.35%              $ 16,216        3.04%           1.19%      (0.35%)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $ 14.00      (3.97%)             $ 20,635        3.02%           1.25%       0.28%
------------------------------------------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^            $ 15.01       1.72%              $ 19,865        2.71%           1.25%       2.09%
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/01                   $ 15.16      12.65%              $ 19,714        2.79%           1.25%       4.47%
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31/00                   $ 14.02      (0.99%)             $ 12,529        2.11%           1.50%       4.46%
------------------------------------------------------------------------------------------------------------------------
12/31/98* Through 5/31/99            $ 15.16       1.34%              $ 10,143        3.52%           2.00%       2.14%
------------------------------------------------------------------------------------------------------------------------

                                               RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                ------------------------------------------
                                           EXPENSES
                                    WITHOUT WAIVERS,        NET INVESTMENT
                                      REIMBURSEMENTS         INCOME (LOSS)
                                AND EARNINGS CREDITS     WITHOUT WAIVERS,     PORTFOLIO
                                 (INCLUDING DIVIDEND        REIMBURSEMENTS     TURNOVER
                                           EXPENSES)  AND EARNINGS CREDITS     RATE (b)
---------------------------------------------------------------------------------------
MARKET NEUTRAL FUND

Year Ended 10/31/03                           4.74%               (2.05%)        114%
---------------------------------------------------------------------------------------
Year Ended 10/31/02                           4.52%               (1.22%)        138%
---------------------------------------------------------------------------------------
6/1/01 Through 10/31/01^^                     3.80%                1.00%          50%
---------------------------------------------------------------------------------------
Year Ended 5/31/01                            3.90%                3.36%         141%
---------------------------------------------------------------------------------------
Year Ended 5/31/00                            3.69%                2.88%         114%
---------------------------------------------------------------------------------------
12/31/98* Through 5/31/99                     5.66%                0.00%          54%
---------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information. If you buy your shares through an institution, you may contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. for the Fund is 811-07795.


(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-MNI-304

JPMORGAN FUNDS


PROSPECTUS MARCH 1 2004


[GRAPHIC]


JPMORGAN TAX AWARE FUNDS
CLASS A, CLASS B AND CLASS C SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND (CLASS A)

TAX AWARE ENHANCED INCOME FUND (CLASS A)
TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING]
ASSET MANAGEMENT LOGO

[JPMORGAN FLEMING LOGO]
ASSET MANAGEMENT LOGO

CONTENTS

Fleming Tax Aware International Opportunities Fund                  1

Tax Aware Enhanced Income Fund                                      7

Tax Aware U.S. Equity Fund                                         13

Tax Aware Investing                                                19

The Funds' Management and Administration                           20

How Your Account Works                                             22

    Know Which Classes to Buy                                      22

    About Sales Charges                                            22

    Total Sales Charges                                            22

    Buying Fund Shares                                             25

    Selling Fund Shares                                            26

    Exchanging Fund Shares                                         27

    Other Information Concerning The Funds                         28

    Distributions and Taxes                                        28

Shareholder Services                                               30

Income Investments                                                 32

Risk and Reward Elements                                           34

Financial Highlights                                               42

How to Reach Us                                            BACK COVER

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 32-40.

THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -16.86%
2003     34.67%

BEST QUARTER  2nd quarter, 2003           19.38%

WORST QUARTER 3rd quarter, 2002          -19.78%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003

                                                                          PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                             26.92          (2.90)

Return After Taxes on Distributions                                             26.92          (3.02)

Return After Taxes on Distributions and Sale of Fund Shares                     17.98          (2.47)
----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             38.59          (0.32)
----------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR  TAXES)                                              36.00           0.92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      CLASS A SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                               5.75%
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE**
----------------------------------------------------------------------------------------------------

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

                                                                                      CLASS A SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                 0.85
DISTRIBUTION (RULE 12b-1) FEES                                                                  0.25
SHAREHOLDER SERVICE FEES                                                                        0.25
OTHER EXPENSES(1)                                                                               1.06
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                 2.41
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                      (0.61)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                 1.80

(1) "Other expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.80% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                              747        1,228        1,735        3,120

*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 32-40.

THE FUND'S OBJECTIVE

THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage- related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    4.91%
2001    4.41%
2002    1.65%
2003    0.92%

BEST QUARTER 4th quarter, 2000        1.67%

WORST QUARTER 4th quarter, 2003      -0.06%

* The performance in the table for the period before Class A Shares were launched on 11/30/01 and the performance in the bar chart prior to 2002 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)

                                                                          PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                             (0.56)          2.64

Return After Taxes on Distributions                                             (0.75)          2.38

Return After Taxes on Distributions and Sale of Fund Shares                     (0.10)          2.41
----------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              1.15           3.61
----------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                3.84           6.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                               1.50%
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                               NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                                                                 0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                  0.25
SHAREHOLDER SERVICE FEES                                                                        0.25
OTHER EXPENSES(1)                                                                               0.25
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                 1.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                      (0.25)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                 0.75

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                              225          439          670        1,334

*   Assumes sales charge is deducted when shares are purchased.

JPMORGAN TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 32-40.

THE FUND'S OBJECTIVE

THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997     30.32%
1998     31.18%
1999     18.31%
2000     -5.15%
2001    -10.67%
2002    -23.83%
2003     24.41%

BEST QUARTER 4th quarter, 1998             21.64%

WORST QUARTER 3rd quarter, 2002           -16.65%

* The performance in the table for the period before Classes A, B and C Shares were launched on 4/16/01 and the performance in the bar chart prior to 2002 are based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, B and C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than Select Class Shares. Returns for 2002 and 2003 in the bar chart reflect the performance of Class A Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)

                                                                     PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                        17.25          (2.16)           6.42

Return After Taxes on Distributions                                        17.16          (2.34)           6.21

Return After Taxes on Distributions and Sale of Fund Shares                11.31          (1.92)           5.47
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                        18.87          (1.75)           7.04
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                        22.88          (1.38)           7.02
---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        28.68          (0.57)           7.57
---------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          24.81          (1.08)           6.50

The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 12/9/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.75%              NONE              NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**             5.00%             1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                           CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.45               0.45               0.45
DISTRIBUTION (RULE 12b-1) FEES                                       0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                             0.25               0.25               0.25
OTHER EXPENSES(1)                                                    0.95               0.95               0.95
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.90               2.40               2.40
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.80)             (0.80)             (0.80)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.10               1.60               1.60

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10%, 1.60% and 1.60% respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                                  681        1,064        1,472        2,608
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                                 663          972        1,408        2,551***
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                                                 263          672        1,208        2,675


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                   163          672        1,208        2,551***
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                                                   163          672        1,208        2,675

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Fleming Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity Fund:

- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

- in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

FUND                                               %
FLEMING TAX AWARE
INTERNATIONAL OPPORTUNITIES FUND                0.68
----------------------------------------------------
TAX AWARE ENHANCED
INCOME FUND                                     0.21
----------------------------------------------------
TAX AWARE U.S. EQUITY FUND                      0.45

THE PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.

TAX AWARE ENHANCED INCOME FUND

The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Classes A, B, or C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of the Tax Aware U.S. Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except the Tax Aware Enhanced Income Fund:

TOTAL SALES CHARGES

                                                                           SALES
                                                                          CHARGE
                                                                      RE-ALLOWED
                                                                      TO DEALERS
                                       AS % OF          AS % OF          AS % OF
                                      OFFERING              NET         OFFERING
AMOUNT OF                                PRICE           AMOUNT            PRICE
INVESTMENT                           PER SHARE         INVESTED        PER SHARE
--------------------------------------------------------------------------------
LESS THAN
$100,000                                  5.75             6.10             5.00
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                            3.75             3.90             3.25
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                            2.50             2.56             2.25
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                          2.00             2.04             1.75
--------------------------------------------------------------------------------
$1 MILLION
OR MORE                                   NONE             NONE        SEE BELOW*

*   There is no sales charge for investments of $1 million or more in any Fund.

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.

                                                                           SALES
                                                                          CHARGE
                                                                      RE-ALLOWED
                                          AS %                        TO DEALERS
                                        OF THE          AS % OF          AS % OF
                                      OFFERING              NET         OFFERING
AMOUNT OF                                PRICE           AMOUNT            PRICE
INVESTMENT                           PER SHARE         INVESTED        PER SHARE
--------------------------------------------------------------------------------
LESS THAN
$100,000                                  1.50             1.52             1.00
--------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                            1.00             1.00             0.50
--------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                            0.50             0.50             0.25
--------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                          0.25             0.25             0.25
--------------------------------------------------------------------------------
$1 MILLION
OR MORE                                   NONE             NONE        SEE BELOW*
--------------------------------------------------------------------------------

*   There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. With the exception of the Tax Aware Enhanced Income Fund, any purchase of $1 million or more of Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative):

STATEMENT OF INTENTION

You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT

To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the Funds, excluding any JPMorgan Money Market Fund. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT

To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES

You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER

You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS

When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                      DEFERRED
YEAR                              SALES CHARGE
----------------------------------------------
1                                            5%
----------------------------------------------
2                                            4%
----------------------------------------------
3                                            3%
----------------------------------------------
4                                            3%
----------------------------------------------
5                                            2%
----------------------------------------------
6                                            1%
----------------------------------------------
7                                         NONE
----------------------------------------------
8                                         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

RULE 12b-1 DISTRIBUTION PLANS

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of

JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer do not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price.

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, B or C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL
SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS

                                           INITIAL     ADDITIONAL
TYPE OF ACCOUNT                         INVESTMENT    INVESTMENTS
-----------------------------------------------------------------
REGULAR ACCOUNT                       $      2,500   $        100
-----------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)         $      1,000   $        100
-----------------------------------------------------------------
IRAS                                  $      1,000   $        100
-----------------------------------------------------------------
SEP-IRAS                              $      1,000   $        100
-----------------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNT                       $        500   $        100
-----------------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares -- General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

ABUSIVE TRADING

The Fleming Tax Aware International Opportunities Fund and Tax Aware U.S. Equity Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Tax Aware Enhanced Income Fund typically declares dividends daily and pays them monthly. Tax Aware U.S. Equity Fund typically declares and pays dividends four times a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income.

Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX AWARE FUNDS

                                                               /X/ Permitted
                                                               / / Not Permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                                      TAX AWARE
                                                                                                                      ENHANCED
                                                               PRINCIPAL TYPES OF RISK                               INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of payments
from specific assets, such as auto or credit card
receivables.                                                   credit, interest rate, market, prepayment                 /X/

BANK OBLIGATIONS Negotiable certificates of deposit, time
deposits and bankers' acceptances of domestic and foreign
issuers.                                                       credit, currency, liquidity, political                    /X/(1)

COMMERCIAL PAPER Unsecured short -term debt issued by
domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P or Moody's or
another nationally recognized statistical rating               credit, currency, interest rate, liquidity, market,
organization.                                                  political                                                 /X/(1)

CONVERTIBLE SECURITIES Domestic and foreign debt securities
that can be converted into equity securities at a future       credit, currency, interest rate, liquidity, market,
time and price.                                                political, valuation                                      /X/(1)

CORPORATE BONDS Debt securities of domestic and foreign
industrial, utility, banking and other financial               credit, currency, interest rate, liquidity, market,
institutions.                                                  political, valuation                                      /X/(1)

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which       credit, environmental, extension, interest rate,
gives the lender a lien on property as security for the loan   liquidity, market, natural event, political,
payment.                                                       prepayment, valuation                                     /X/

MORTGAGE-BACKED SECURITIES Domestic and foreign securities
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)
which represent interests in pools of mortgages, whereby the
principal and interest paid every month is passed through to   credit, currency, extension, interest rate,
the holder of the securities.                                  leverage, market, political, prepayment                   /X/(1)

MORTGAGE-DOLLAR ROLLS The sale of domestic and foreign
mortgage-backed securities with the promise to purchase
similar securities at a later date. Segregated accounts are    credit, currency, extension, interest rate,
used to offset leverage risk.                                  leverage, liquidity, market, political, prepayment        /X/(1)(2)

PARTICIPATION INTERESTS Interests that represent a share of    credit, currency, extension, interest rate,
bank debt or similar securities or obligations.                liquidity, political, prepayment                          /X/

PRIVATE PLACEMENTS Bonds or other investments that are sold
directly to an institutional investor.                         credit, interest rate, liquidity, market, valuation       /X/

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities
of issuers that invest in real estate or are secured by real   credit, environmental, interest rate, liquidity,
estate.                                                        market, natural event, prepayment, valuation              /X/

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to
purchase a security and resell it to the seller on a
particular date and at a specific price.                       credit                                                    /X/

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund
sells a security and agrees to repurchase it from the buyer
on a particular date and at a specific price. Considered a
form of borrowing.                                             credit, leverage                                          /X/(2)

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.                                           credit, currency, interest rate, market, political        /X/(1)

SWAPS Contractual agreement whereby a party agrees to
exchange periodic payments with a counterparty. Segregated     credit, currency, interest rate, leverage, market,
accounts are used to offset leverage risk.                     political, valuation                                      /X/(1)

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is
exempt from federal taxation and state and/or local taxes in   credit, interest rate, market, natural event,
the state where the securities were issued.                    political                                                 /X/

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.                      interest rate                                             /X/

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
Domestic and foreign securities offering non-cash or
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and         credit, currency, interest rate, liquidity, market,
involve certain special tax considerations.                    political, valuation                                      /X/(1)

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE
FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets

                                      32/33

JPMORGAN TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active management
  benchmark due to its securities and       due to these same choices                 on securities selection, the area where it
  asset allocation choices                                                            believes its commitment to research can
                                                                                      most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances, the Fund plans
  will fluctuate in response to stock       more stable investments (such as bonds    to remain fully invested in accordance with
  market movements                          and cash equivalents) over the long       its policies. Equity investments may
                                            term                                      include common stocks, convertible
                                                                                      securities, preferred stocks, depositary
- The Fund could lose money because of    - Foreign investments, which represent a    receipts (such as ADRs and EDRs), trust or
  foreign government actions, political     major portion of the world's              partnership interests, warrants, rights and
  instability, or lack of adequate          securities, offer attractive potential    investment company securities. The Fund may
  and/or accurate information               performance and opportunities for         invest uninvested cash in affiliated money
                                            diversification                           market funds.

- Investment risks tend to be higher in   - Emerging markets can offer higher       - The Fund seeks to limit risk and enhance
  emerging markets. These markets also      returns                                   performance through active management and
  present higher liquidity and valuation                                              diversification
  risks
                                                                                    - During severe market downturns, the Fund
- Adverse market conditions may from                                                  has the option of investing up to 100% of
  time to time cause the Fund to take                                                 its assets in investment-grade short-term
  temporary defensive positions that are                                              instruments
  inconsistent with its principal
  investment strategies and may hinder
  the Fund from achieving its investment
  objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE U.S. EQUITY FUND

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances the Fund plans
  will fluctuate in response to stock       more stable investments (such as bonds    to remain fully invested in accordance with
  market movements                          and cash equivalents) over the long       its policies. Equity investments may
                                            term                                      include common stocks, convertible
- Adverse market conditions may from                                                  securities, preferred stocks, depositary
  time to time cause the Fund to take                                                 receipts (such as ADRs and EDRs) trust or
  temporary defensive positions that are                                              partnership interests, warrants, rights,
  inconsistent with its principal                                                     and investment company securities. The Fund
  investment strategies and may hinder                                                may invest uninvested cash in affiliated
  the Fund from achieving its investment                                              money market funds.
  objective
                                                                                    - The Fund seeks to limit risk through active
                                                                                      management and diversification

                                                                                    - During severe market downturns, the Funds
                                                                                      have the option of investing up to 100% of
                                                                                      its assets in high quality short-term
                                                                                      instruments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME FUND

- The Fund's share price, yield, and      - Bonds have generally outperformed       - Under normal circumstances the Fund plans
  total return will fluctuate in            money market investments over the long    to remain fully invested in bonds and other
  response to bond market movements         term, with less risk than stocks          fixed income securities. The Fund may
                                                                                      invest uninvested cash in affiliated money
- The value of most bonds will fall when  - Most bonds will rise in value when        market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - The Fund seeks to limit risk and enhance
  credit quality, the more its value      - Mortgage-backed and asset-backed          after tax yields through careful
  typically falls                           securities can offer attractive           management, sector allocation, individual
                                            returns                                   securities selection, and duration
- Adverse market conditions may from                                                  management
  time to time cause the Fund to take
  temporary defensive positions that are                                            - During severe market downturns, the Fund
  inconsistent with its principal                                                     has the option of investing up to 100% of
  investment strategies and may hinder                                                assets in high quality short-term
  the Fund from achieving its investment                                              instruments
  objective
                                                                                    - The adviser monitors interest rate trends,
- Mortgage-backed and asset-backed                                                    as well as geographic and demographic
  securities (securities representing an                                              information related to mortgage-backed
  interest in, or secured by, a pool of                                               securities and mortgage prepayments
  mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments and may
                                                                                      hedge a portion of its foreign currency
- Currency risks tend to be higher in                                                 exposure into the U.S. dollar or other
  emerging markets                                                                    currencies which the adviser deems more
                                                                                      attractive (see also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of approved
  a risk that the loaned securities may     investment of the collateral received     borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued interest
  risks of the securities in which it is
  invested                                                                          - The lending agents indemnify a Fund against
                                                                                      borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and duration
                                                                                      of collateral investment to minimize losses

                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal
                                                                                      settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Funds use derivatives for hedging and
  swaps and forward foreign currency        underlying positions can reduce or        tax and risk management purposes (i.e., to
  contracts(1) that are used for hedging    eliminate losses at low cost              establish or adjust exposure to particular
  the portfolio or specific securities                                                securities, markets or currencies)
  may not fully offset the underlying     - A Fund could make money and protect
  positions and this could result in        against losses if the investment        - The Funds only establish hedges that they
  losses to a Fund that would not have      analysis proves correct                   expect will be highly correlated with
  otherwise occurred                                                                  underlying positions
                                          - Derivatives that involve leverage
- Derivatives used for risk management      could generate substantial gains at     - While the Funds may use derivatives that
  may not have the intended effects and     low cost                                  incidentally involve leverage, they do not
  may result in losses or missed                                                      use them for the specific purpose of
  opportunities                                                                       leveraging their portfolios

- The counterparty to a derivatives
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of its net
  these holdings precisely                  attractive yields or potential growth     assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity, each Fund
  holdings at the time or price it                                                    may hold high quality short-term
  desires                                                                             instruments and may borrow (including
                                                                                      repurchase agreements and reverse
                                                                                      repurchase agreements) from banks up to
                                                                                      33 1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - The Funds will generally avoid short-term
  brokerage and related costs               period of time                            trading, except to take advantage of
                                                                                      attractive or unexpected opportunities or
- Increased short-term capital gains      - A Fund could protect against losses if    to meet demands generated by shareholder
  distributions could raise                 a stock is overvalued and its value       activity
  shareholders' income tax liability        later falls

CREDIT QUALITY -- TAX AWARE
ENHANCED INCOME FUND

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies for
  the Fund with unpaid interest or          risk of default                           balancing credit quality against potential
  principal                                                                           yields and gains in light of its investment
                                                                                      goals

                                                                                    - The adviser develops its own ratings of
                                                                                      unrated securities and makes a credit
                                                                                      quality determination for unrated
                                                                                      securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS -- TAX AWARE
U.S. EQUITY FUNDS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Fund anticipates that its total foreign
  reduce gains or create losses             could generate gains or reduce losses     investments will not exceed 20% of total
                                                                                      assets
- The Fund could lose money because of    - Foreign investments, which represent a
  foreign government actions, political     major portion of the world's            - The Fund actively manages the currency
  instability, or lack of adequate and      securities, offer attractive potential    exposure of its foreign investments
  accurate information                      performance and opportunities for         relative to its benchmark, and may hedge
                                            diversification                           back into the U.S. dollar from time to time
                                                                                      (see also "Derivatives")

FOREIGN INVESTMENTS -- TAX AWARE
ENHANCED INCOME FUND

- The Fund could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political     portion of the world's fixed income       investment (up to 25% of total assets) for
  instability, or lack of adequate and      securities, offer attractive potential    the Fund
  accurate information                      performance and opportunities for
                                            diversification                         - To the extent that the Fund invests in
- Currency exchange rate movements could                                              foreign bonds, it will hedge its currency
  reduce gains or create losses           - Favorable exchange rate movements         exposure into the U.S. dollar (see also
                                            could generate gains or reduce losses     "Derivatives")

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES

                                                           PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $        10.90             0.06^            2.51              2.57
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.38             0.06            (1.53)            (1.47)
-------------------------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $        15.00             0.08^           (2.70)            (2.62)
-------------------------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $        10.08             0.14            (0.03)             0.11
-------------------------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $        10.10             0.16            (0.01)             0.15
-------------------------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.86             0.09^            2.01              2.10
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.58             0.10            (2.71)            (2.61)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88             0.03^           (1.27)            (1.24)
-------------------------------------------------------------------------------------------------------------

                                                   PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                                  0.11               --             0.11
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.01               --             0.01
-------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                              --               --               --
-------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                  0.14               --             0.14
-------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                           0.16             0.01             0.17
-------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.07               --             0.07
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.11               --             0.11
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.06               --             0.06
-------------------------------------------------------------------------------------------

  ^  Calculated based on average shares outstanding.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $        13.36            23.77%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        10.90           (11.85%)
--------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $        12.38           (17.47%)
--------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $        10.05             1.12%
--------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $        10.08             1.42%
--------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.89            16.37%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.86           (16.89%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.58            (7.38%)
--------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                        $            6             1.80%            0.54%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            7             1.80%            0.40%
-------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                  $            4             1.80%            0.29%
-------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                        $           22             0.75%            1.38%
-------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                 $           19             0.75%            1.55%
-------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $            5             1.10%            0.68%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            5             1.10%            0.52%
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $            1             1.04%            0.33%
-------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTAL DATA:
                                        -------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                        -------------------------------------------------------------
                                                                     NET INVESTMENT
                                                    EXPENSES          INCOME (LOSS)
                                            WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/03                                     2.41%                 (0.07%)              79%
-----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.37%                 (0.17%)              97%
-----------------------------------------------------------------------------------------------------
4/30/01* Through 10/31/01                               5.48%+                (3.39%)+             43%
-----------------------------------------------------------------------------------------------------


TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                     1.00%                  1.13%              241%
-----------------------------------------------------------------------------------------------------
11/30/01* Through 10/31/02                              1.06%                  1.23%              186%
-----------------------------------------------------------------------------------------------------


TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     1.90%                 (0.12%)              13%
-----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     1.88%                 (0.26%)              27%
-----------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                               8.73%+                (7.36%)+             22%
-----------------------------------------------------------------------------------------------------

CLASS B SHARES

                                                                PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                               INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.76             0.02^            1.99              2.01
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.47             0.03            (2.71)            (2.68)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88            (0.03)^          (1.33)            (1.36)
-------------------------------------------------------------------------------------------------------------

                                                     PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                           LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.02               --             0.02
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.03               --             0.03
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.05               --             0.05
-------------------------------------------------------------------------------------------

  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.75            15.82%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.76           (17.35%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.47            (8.09%)
--------------------------------------------------------------------------

                                                        RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $            3             1.60%            0.18%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $            3             1.60%            0.00%^^
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $            1             1.60%           (0.35%)
-------------------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA:
                                        ----------------------------------------------------------------
                                                         RATIOS TO AVERAGE NET ASSETS: #
                                        ----------------------------------------------------------------
                                                                        NET INVESTMENT
                                                    EXPENSES             INCOME (LOSS)
                                            WITHOUT WAIVERS,          WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS            REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS      AND EARNINGS CREDITS              RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     2.40%                    (0.62%)              13%
--------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.39%                    (0.79%)              27%
--------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                               7.71%+                   (6.46%)+             22%
--------------------------------------------------------------------------------------------------------

CLASS C SHARES

                                                          PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------------------------
                                                         INCOME FROM INVESTMENT OPERATIONS:
                                           ------------------------------------------------------------------
                                                                                  NET GAINS
                                                                               OR LOSSES ON
                                                NET ASSET              NET       SECURITIES
                                                   VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                                BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                                OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        12.74             0.02^            1.99              2.01
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $        15.45             0.04            (2.71)            (2.67)
-------------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        16.88            (0.02)^          (1.35)            (1.37)
-------------------------------------------------------------------------------------------------------------

                                                    PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                           ------------------------------------------------
                                                DIVIDENDS
                                                 FROM NET    DISTRIBUTIONS
                                               INVESTMENT     FROM CAPITAL            TOTAL
                                                   INCOME            GAINS    DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                  0.03               --             0.03
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.04               --             0.04
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                            0.06               --             0.06
-------------------------------------------------------------------------------------------

  ^  Calculated based on average shares outstanding
 ^^  Amount rounds to less than .005%.
  *  Commencement of offering of class of shares.
  @  Amount rounds to less than one million.
(b)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                           PER SHARE OPERATING PERFORMANCE:
                                           -------------------------------
                                                NET ASSET
                                               VALUE, END            TOTAL
                                                OF PERIOD           RETURN (1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $        14.72            15.80%
--------------------------------------------------------------------------
Year Ended 10/31/02                        $        12.74           (17.35%)
--------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $        15.45            (8.16%)
--------------------------------------------------------------------------

                                                      RATIOS/SUPPLEMENTAL DATA:
                                           ------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                          ---------------------------------
                                              NET ASSETS,                               NET
                                                   END OF                        INVESTMENT
                                                   PERIOD              NET           INCOME
                                               (MILLIONS)         EXPENSES           (LOSS)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                        $           --@            1.60             0.18%
-------------------------------------------------------------------------------------------
Year Ended 10/31/02                        $           --@            1.60%            0.00%^^
-------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                  $           --@            1.57%           (0.17%)
-------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTAL DATA:
                                           -----------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                           -----------------------------------------------------------
                                                                      NET INVESTMENT
                                                    EXPENSES           INCOME (LOSS)
                                            WITHOUT WAIVERS,        WITHOUT WAIVERS,         PORTFOLIO
                                              REIMBURSEMENTS          REIMBURSEMENTS          TURNOVER
                                        AND EARNINGS CREDITS    AND EARNINGS CREDITS              RATE (b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                     2.40%              (0.62%)                  13%
------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                     2.38%              (0.78%)                  27%
------------------------------------------------------------------------------------------------------
4/16/01* Through 10/31/01                              23.55%+            (22.15%)+                 22%
------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.

If you buy shares through an institution please contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. for each Fund is:

Fleming Tax Aware International
   Opportunities Fund               811-05151
Tax Aware Enhanced Income Fund      811-07795
Tax Aware U.S. Equity Fund          811-07795

(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-TAABC-304